SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                         Date of Report January 16, 2001

                  Integrated Spatial Information Systems, Inc.
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             (Exact name of registrant as specified in its charter)



            Colorado                0-14273               84-0868815
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           (State of              (Commission           (IRS Employer
         incorporation)           File Number)       Identification No.)


                1597 Cole Boulevard, Suite 300B, Golden, CO 80401
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 274-8708





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             (Former Name and address, if changed since last report)

Item 5, Other Events.
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The Company reports that it has not yet completed its financial statements and therefore will not be filing its Form 10-KSB by the January 16, 2001 deadline. The Company expects to file the report within 30 days.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Integrated Spatial Information Solutions, Inc.
                                               (Registrant)


January 16, 2001                             /S/  Fred Beisser
                              ----------------------------------------------
                                                (Signature)
                                           Frederick G. Beisser
                                Vice President - Finance & Administration,
                           Secretary, Treasurer and Principal Accounting Officer